Investor: _________________________

Subscription and Escrow Agreement For

SUGARMADE, INC.

Private Placement of

Shares of Common Stock and Warrants

CONFIDENTIAL

THE SHARES OF COMMON STOCK AND WARRANTS TO BE ISSUED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES OF COMMON STOCK AND WARRANTS TO BE ISSUED MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE PURCHASE OF THE SHARES OF COMMON STOCK AND WARRANTS TO BE ISSUED INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSING THEIR ENTIRE INVESTMENT.

CONFIDENTIAL

SUBSCRIPTION AND ESCROW AGREEMENT

To:

Scott Lantz, Chief Executive Officer

Sugarmade, Inc.

2280 Lincoln Avenue, Suite 200

San Jose, California 95125

Email: scott@sugarmade.com

Facsimile: 408-521-0145

c/o

Steven James Davis, APC, Escrow Agent

1042 N. El Camino Real, Suite 261

Encinitas, California 92024

Email: steve@sjdavislaw.com

Facsimile: 858.367.8138

Gentlemen:

.

Description of Offering and Subscription.

(a)

Offering.  This Subscription Agreement (the “Agreement”) relates to the offering (the "Offering") by Sugarmade, Inc., a California corporation (the "Company"), of units of its securities at a price of $1.25 per unit.  The Offering is for a minimum of 1,500,000 units (the “Minimum Offering”) and up to a maximum of 2,000,000 units (the “Maximum Offering”).  Each unit consists of one share of the Company's common stock (the (the “Common Stock”), and one two-year warrant (the “Warrant”, and collectively with the Common Stock, the “Securities”) to purchase one share of Common Stock at an exercise price of $1.50 per share, in the form of Warrant attached hereto as Exhibit A.  The Company intends to conduct an initial closing (the “Initial Closing”) of the offering and accept this subscription from the undersigned investor (the “Investor”) at such time as (i) the Company has received subscriptions for the Minimum Offering; and (ii) all of the closing conditions of the Public Company Transaction (as defined below) have been satisfied.

 (b)

Investor Subscription.  The undersigned Investor subscribes for and agrees to purchase the Securities issued by the Company for $1.25 per unit in the amount set forth on the signature page below.  The Investor's subscription is contingent upon (the “Offering Closing Conditions”) (i) the Company receiving and accepting subscriptions for the Minimum Offering and (ii) all of the closing conditions of the Public Company Transaction (as defined below) have been satisfied, at which date Investor’s subscription shall be accepted.  If the Offering Closing Conditions do not occur prior to May 31, 2011, then the subscription funds shall be returned to the Investor as provided in Section 8 below.  The Investor acknowledges that this subscription is

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irrevocable, except as otherwise expressly provided herein, and may be accepted or rejected in whole or in part by the Company in its sole discretion.

.

Public Company Transaction.  The Company intends to enter into an agreement with a public company (“PubCo”) that trades on the OTC Bulletin board pursuant to which PubCo shall acquire 100% of the outstanding equity of the Company and all shareholders of the Company (including the Investor) shall become shareholders of PubCo (the “Public Company Transaction”).  The closing conditions of the Public Company Transaction shall include a requirement that the Company has received subscriptions for the Minimum Offering and that each investor in the Offering (including the Investor) shall have executed the definitive agreement for the Public Company Transaction.  The Company intends that the Public Company Transaction shall be conducted on a 1:1 exchange basis in which the Investor shall receive 1 PubCo share for each 1 share of the Company, and in no event shall PubCo have more than 9,700,000 shares outstanding at the closing of the Public Company Transaction.  The definitive agreement for the Public Company Transaction shall provide that the investors in the Offering (including the Investor) shall have the right to demand the registration of their PubCo shares on a registration statement to be prepared and filed by the Company within 90 days after the closing of the Public Company Transaction.  These registration rights shall be set forth in the definitive agreement and shall contain such other customary provisions as agreed upon by the parties including the obligation of Investor to provide certain information to PubCo.  Any Public Company Transaction shall include provisions for the Warrants to be exchanged for warrants issued by PubCo with the same term, exercise price and other material terms.

3.

Representations and Warranties of Investor.  To induce the Company to accept this subscription, the Investor represents and warrants as follows:

()

The Investor has had adequate opportunity to obtain information from and ask questions of the Company concerning the Company business, and all the Investor's questions concerning these matters have been answered to the Investor's satisfaction.  The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, the purchase of the Securities.

()

The Securities to be acquired hereunder are being acquired by the Investor for the Investor's own account for investment purposes only and not with a view to resale or distribution.

(c)

Investor either has a pre-existing personal or business relationship with the Company, or by reason of Investor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Securities.

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(d)

Investor is not aware of the publication of any advertisement in connection with the offer or sale of the Securities.

(e)

The Investor understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated.  The Investor understands and agrees further that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and appropriate state securities laws or an exemption from registration under the Securities Act and appropriate state securities laws covering the sale of the Securities, as applicable, is available.  The Investor understands that legends stating that the Securities have not been registered under the Securities Act and state securities laws and setting out or referring to the restrictions on the transferability and resale of the Securities will be placed on the certificates representing the Securities.  The Investor's overall commitment to the Company and other investments that are not readily marketable is not disproportionate to the Investor's net worth and the Investor has no need for immediate liquidity in the Investor's investment in the Company.

(f)

The Investor has made no reliance upon any literature other than the “Sugarmade, Inc. Business Plan” dated March 2011 (the “Business Plan”) and is not relying on any information, representation or warranty by the Company, the Company, the Escrow Agent or any of its affiliates or agents, other than information contained in the Business Plan, in determining whether to purchase the Securities.  To the full satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Company business and the Offering and the Investor has been afforded the opportunity to ask questions of the Company concerning the terms and conditions of the Offering.

(g)

The Investor understands that certain forward-looking statements and projections that may be contained in the Business Plan by their nature involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such statements or projections will be accurate; and that such statements or projections should not be relied on as a promise or representation of the future performance of the Company business or Company.

(h)

The Investor has consulted to the extent deemed appropriate by the Investor with the Investor's own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for the Investor.

(i)

If the Investor is a natural person, he or she has the legal capacity and all requisite authority to enter into, execute and deliver this Agreement, to purchase the Securities and to perform all the obligations required to be performed by the Investor hereunder.  If the Investor is a corporation, partnership, trust or other entity, it is authorized to purchase the Securities and otherwise to comply with its obligations under this Agreement.  The person signing this Agreement on behalf of such entity is duly authorized by such entity to do so.  This Agreement is

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the valid and binding agreement of the Investor and enforceable against the Investor in accordance with its terms. Such execution, delivery and compliance by or on behalf of the Investor does not conflict with, or constitute a default under, any instruments to which the Investor is bound, any law, regulation or order to which the Investor is subject, or any agreement to which the Investor is a party or by which the Investor is or may be bound.

(j)

The principal residence of the Investor is in the jurisdiction indicated below the Investor's signature hereto, or if the Investor is a corporation, partnership, trust or other entity, such Investor is organized and qualified under the law of the state indicated below.

(k)

The Investor acknowledges that legal counsel to the Company and PubCo do not represent any Investor, and that legal counsel to the Company and PubCo shall owe no duties directly to that Investor.  The Investor acknowledges that legal counsel to the Company and PubCo have not represented the interests of any Investor in the preparation of any documents or agreements related to the Offering, including this Agreement.  The Investor represents and warrants that it has either engaged independent legal counsel to represent them with respect to the Offering, or has had the opportunity to do so.

(l)

The Investor acknowledges the risks related to an investment in the Company, which risks include, without limitation, the following:

Limited operating history.  The Company was formed in 2009 to pursue opportunities in the “green” paper industry and has a limited operating history.  The Company does not have significant operating revenues to date.  The Company does not have any historical financial data upon which to base planned operations or financial forecasting. Because the Company has a limited operating history, its historical financial information is not a reliable indicator of future performance.  Therefore, it is difficult to evaluate the business and prospects of the Company.  The Company has limited experience as to whether its products will be popular with consumers.  Failure to correctly evaluate the Company’s prospects could result in an investor’s loss of a significant portion or all of his investment in the Company.

The Company’s failure to obtain additional adequate financing would materially and adversely affect the Company's business. The Company may require additional capital in the future.  There is no assurance that the Company could obtain additional financing or capital from any other sources, or that such financing or capital would be available to the Company on acceptable terms.  Under such circumstances, investors in the Securities could lose their entire investment in the Company.

The Company faces competition from other companies.  The Company will face competition from other companies with similar “green” product offerings and from the recycled paper industry.  Many of these companies have longer operating histories, greater name recognition and substantially greater financial, technical and marketing resources than us.  Many of these companies also have more extensive customer bases, broader customer relationships and broader industry alliances than us, including

CONFIDENTIAL

relationships with many of the Company's potential customers. Increased competition from any of these sources could result in the Company's failure to achieve and maintain an adequate level of customers and market share to support the cost of operations.

The Company will rely on a third-party supplier and third party distributors.  The Company will be dependent on other companies to provide necessary products and services in connection with key elements of its business, including The Sugar Cane Paper Co., Ltd., a Hong Kong limited company (“SCPC”) located in The People’s Republic of China for the supply of its paper products.  The continued supply of paper products from China is subject to risk of interruption due to a variety of factors including, without limitation, any cessation of business by SCPC, the inability of SCPC to export the products, or disruptions in shipping due to strikes, war, weather, Acts of God, or government action.  Any interruption in the Company’s ability to obtain these products from SCPC would severely harm business and results of operations and could result in the Investor’s complete loss of his or her investment.  Additionally, the Company’s current business model includes plans to have the products sold through third party retailers.  The Company will be dependent on these third party retailers to sell its products.  Any discontinuation by these third party retailers for any reason to sell the products would severely harm business and results of operations and could result in the Investor’s complete loss of his or her investment.

Limited Transferability of Securities.  Each purchaser of Securities is required to represent that he or she is acquiring such securities for investment and not with a view to distribution or resale, that he or she understands such securities are not freely transferable and, in any event, that he or she must bear the economic risk of investment in such securities for an indefinite period of time because such securities have not been registered under the Securities Act or applicable state securities laws, and that such securities cannot be sold unless they are subsequently registered or an exemption from such registration is available.

No Market For Common Stock.  There currently is no market for the Securities.  There can be no assurance that an active or liquid trading market will develop, or if initially developed, that such a market will be sustained.  Accordingly, investors may be required to retain ownership of the Securities and bear the economic risk of this investment for an indefinite period.

Speculative Investment.  The Company’s business objectives must be considered highly speculative, and there is no assurance it will satisfy those objectives.  No assurance can be given that the investors will realize a substantial return on their purchase of the Securities, if any, or that the investors will not lose their investment completely.  For this reason, each prospective investor should read the Business Plan and this Agreement and all exhibits and should consult with their attorney or business advisor before purchasing Securities.

No Registration with Securities and Exchange Commission or State Securities

CONFIDENTIAL

Authorities.  The Securities have not been registered with the SEC under the Securities Act, or with the securities agency of any state, and the Securities are being offered in reliance upon an exemption from the registration provisions of the Securities Act and state securities laws applicable only to offers and sales to investors meeting the suitability requirements set forth herein.

Private Offering - Lack of Agency Review.  Since this Offering is a non-public offering and, as such, is not registered under federal or state securities laws, prospective investors will not have the benefit of review by the Securities and Exchange Commission (the “SEC”) or any state securities commission.

Projected Aggregate Cash Flow.  Any projections of cash flow included in the Business Plan and all other materials or documents supplied by the Company’s management are necessarily speculative and are qualified in their entirety by the assumptions, information and risks disclosed in the Business Plan and this Agreement.  The projections included in the Business Plan are based upon assumptions made by the Company's management and consultants regarding future events. Actual results for any period will vary from those projections for a number of reasons, including the risks outlined in the Business Plan and this Agreement.  Potential investors are advised to consult with their tax and business advisors concerning the validity and reasonableness of the factual, accounting and tax assumptions.  Company management does not make any representation or warranty as to the Company's future profitability or of an investment in the Securities.

Possible Dilution of Ownership.  If the Company requires additional funding for its operations or product development, the Company may secure such funding through the sale of additional stock of the Company to third parties.  The terms of any such sale of securities cannot be predicted, and may be less favorable to the Company than the terms of this Offering of Securities.  If in the future, the Company sells securities to third parties at a price lower than the offering price of the Securities in this Offering, purchasers of Securities in this Offering may incur a dilution of the value of their investment in the Company.

Public Company Transaction.  As discussed above, the Company has held preliminary discussions with a public company regarding the potential for an acquisition or merger of the Company by the public company.  However as of the time of this Agreement, the Company may have yet to have entered into any agreement for a Public Company Transaction, and there can be no assurances that such a Public Company Transaction will be completed, or if completed, will be on terms which are advantageous to the Company or its shareholders.  If the Company completes (or has completed) a Public Company Transaction, the Company may not directly inform the Investor of such Transaction or the terms thereof.  Also, if the Company completes a Public Company Transaction, the Company would become subject to the regulatory, accounting and reporting burdens associated with operating as a public company under the Securities Exchange Act of 1934, as amended and related regulations.  The Company’s senior management has

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limited experience with publicly-traded companies and may not be fully familiar with the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other laws, rules and regulations that apply to companies required to file reports with the SEC.  If the Company becomes publicly traded, it may be time consuming, difficult and costly for the Company to develop and implement the internal controls and reporting procedures required by the SEC and the Sarbanes-Oxley Act. The Company would need to hire additional financial reporting, internal controls and other finance staff in order to develop and implement appropriate internal controls and reporting procedures.  If the Company becomes publicly-traded, and is unable to comply with the SEC reporting and accounting requirements, or the internal controls requirements of the Sarbanes-Oxley Act, the Company may not be able to obtain the independent accountant certifications that the Sarbanes-Oxley Act requires publicly-traded companies to obtain, or to remain eligible to have the Company’s Securities trade on a public exchange or quotation system such at the OTC Bulletin Board. The Investor also understands that PubCo will likely be a “shell” company with no or nominal assets and operations.

(m)

The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, such that one of the following qualifications applies:

()

The Investor is: a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

()

 The Investor is a private business development company as defined in Section 202(a) 22 of the Investment Advisers Act of 1940;

()

The Investor is an organization described in Section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

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()

The Investor is a director or an executive officer of the Company.  For the purposes of this item, "executive officer" means the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company;

 ()

The Investor is a natural person with individual net worth (or joint net worth with spouse) in excess of $1 million.  For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities;

()

The Investor is a natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year;

()

The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

()

The Investor is an entity in which all of the equity owners are accredited investors.

4.

Tax Information.  The Investor certifies under penalties of perjury that (A)(i) the Investor's name, taxpayer identification or social security number and address provided on the signature pages hereto is correct and (ii) the Investor will complete and return with this Subscription Agreement IRS Form W-9, Payer's Request for Taxpayer Identification Number and Certification, and (B)(i) the Investor is not a non-resident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Code) and (ii) the Investor will notify the Company within 60 days of a change to foreign status.  The Investor agrees to properly execute and provide to the Company in a timely manner any tax documentation that may be reasonably required by the Company.

5.

Further Advice and Assurances.  All information that the Investor has provided to the Company is correct and complete as of the date hereof, and the Investor agrees to notify the Company immediately if any representation or warranty contained in this Agreement becomes untrue prior to the Company's acceptance of the Investor's subscription.  The Investor agrees to provide such information and execute and deliver such documents as the Company may reasonably request to verify the accuracy of the Investor's representations and warranties herein or to comply with any law or regulation to which the Company may be subject.

6.

Indemnity.  The Investor agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents and representatives from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement

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of the Investor contained in this Agreement or in any other document provided by the Investor to the Company or its agents in connection with the Investor's investment in the Company.  Notwithstanding any provision of this Agreement, the Investor does not waive any rights granted to it under applicable securities laws.

7.

Payment of Subscription.  The Investor shall pay the amount of the Investor's subscription hereunder by delivery of readily available funds prior to the acceptance of this Agreement.  If the Investor's subscription is rejected in whole or in part, the amount rejected shall be promptly returned by check without interest to the Investor.

8.

Escrow and Closing.

(a)

Appointment of Escrow Agent; Establishment of Escrow Account; Escrow Period.  The Company and the Investor hereby appoint Steven James Davis, A Professional Corporation (the “Escrow Agent”) as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.  The Escrow Agent shall establish an escrow account for the subscriptions, which shall be delivered by the Investor as provided in this Section 8 (the “Escrow Account”).  The escrow period shall begin on the date of this Agreement and shall terminate on the final disposition of the monies held in the Escrow Account hereunder.

(b)

Delivery of Subscription Amount.  The Investor shall deliver to the Escrow Agent (i) the fully-executed Agreement and (ii) the Subscription Amount on the signature page hereto (the “Subscription Amount”), for deposit in the Escrow Account, by check of immediately available funds payable as follows: “Steven James Davis APC Trust Account” and the memo shall note “Sugarmade”.  The Escrow Account shall be maintained at the following bank:

Bank of America

1340 Encinitas Blvd.

Encinitas, California 92024-2889

Telephone (760) 943-6172

Prior to the distribution of funds from the Escrow Account in accordance with this Section 8, the Company and the Investor agree that no amounts deposited in the Escrow Account shall become the property of the Company.

(c)

Escrow Agent to Hold and Disburse Funds.  The Escrow Agent will hold and disburse funds received by it pursuant to the terms of this Agreement, as follows:

(A)

The Investor authorizes the Escrow Agent to release to the Company in exchange for the Securities the Subscription Amount held in escrow upon the satisfaction of the Offering Closing Conditions.  Additionally, in the sole discretion of the Escrow Agent, before releasing the Subscription Amount held in escrow, the Escrow Agent may require a written disbursement authorization (in a form prepared by the Escrow Agent) from the Investor

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authorizing the Escrow Agent to release the Subscription Amount to the Company in exchange for the Securities.

(B)

No interest will be paid on the monies held in the Escrow Account hereunder.

(C)

If the Closing does not occur by 5:00 P.M. Pacific Standard Time on or before May 31, 2011, the Escrow Agent will promptly return the Subscription Amount to the Investor, without interest, and the Escrow Agent shall notify the Company and the Investor of the distribution of such funds.

(D)

The Escrow Agent may deduct from the Subscription Amount any wire transaction fees which may be assessed by Bank of America for incoming and outgoing wire transfers.

(F)

The Investor acknowledges and agrees that under the terms of the definitive agreement for the Public Company Transaction it may not receive a physical certificate for Company Shares or Warrant Agreement for the Warrants at the Closing, but may instead receive a physical certificate for any equivalent amount of shares of PubCo common stock and warrant agreement for PubCo warrants, in which event and all references in this Agreement to receiving “Securities” shall be for shares of PubCo common stock and warrants to purchase PubCo common stock.

(d)

No Implied Duties of the Escrow Agent.  It is expressly agreed and understood that (i) the Escrow Agent is serving as escrow agent solely as an accommodation to the Company and the Investor, and each of the Company and the Investor agrees that the Escrow Agent shall not be liable to the Investor, the Company or any other person for any error of judgment, mistake or act of omission hereunder or any matter or thing arising out of its conduct hereunder, except for the Escrow Agent’s willful misconduct or gross negligence, (ii) the Escrow Agent shall have, and be under, no other duties or obligations and shall not be required to perform any tasks other than those expressly described in this Agreement, (iii) the Escrow Agent is acting hereunder as a depository only and is not responsible or liable in any manner whatsoever for the identity, authority or rights of any person claiming to have rights to the funds held in the Escrow Account or for the terms and conditions of any instrument pursuant to which the Company and the Investor may act, and (iv) the Escrow Agent is acting, and may continue to act, as counsel to the Company in connection with various legal matters, including but not limited to, the Public Transaction, and any disputes or litigation which may arise in connection with the Public Transaction and/or any document(s) or instrument(s) delivered in connection therewith.

(e)

Reliance of the Escrow Agent on Documents.  The Escrow Agent may (i) act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine; (ii) assume the validity and accuracy of any statement or assertion contained in such a writing or instrument; and (iii) assume that any person purporting to give any writing, notice, advice, or instructions in connection with the provisions of this Agreement has been duly authorized to do so.  The Escrow Agent shall not be liable in any manner for the sufficiency or

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correctness as to form, execution, or validity of any instrument or copy of any instrument deposited in escrow, nor as to the identity, authority, or right of any person executing the same, and its duties shall be limited to those specifically provided in this Agreement.

(f)

Indemnification of the Escrow Agent.  Unless the Escrow Agent discharges any of its duties under this Agreement in a grossly negligent manner or is guilty of willful misconduct with regard to its duties under this Agreement, (i) the Escrow Agent shall not be liable to any person for any action taken or loss suffered by such person, nor for any mistake of fact, error of judgment, or for any actions or omissions of any kind or any matter or thing arising out of its conduct hereunder; (ii) the Company and the Investor shall, jointly and severally, indemnify the Escrow Agent and hold it harmless against and in respect of any and all claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, public or private, which it may incur or with which it may be threatened by reason of its acting as escrow agent under this Agreement; and (iii) the Company and the Investor shall indemnify the Escrow Agent against any and all reasonable expenses, including reasonable attorneys’ fees and the cost of defending any action, suit or proceeding or resisting any claim in such capacity, both at the trial and appellate levels; provided that any fees payable to the Escrow Agent for professional services rendered in connection with discharging its duties hereunder shall be paid by the Company.  The Company shall cause PubCo to provide the Escrow Agent the same indemnity as provided by the Company under this Section 8(f).

(g)

Discretion of the Escrow Agent to File an Interpleader Action.  The Escrow Agent is acting as a stakeholder only with respect to the funds held in the Escrow Account.  If there is any dispute as to whether the Escrow Agent is obligated to deliver any of the funds held in the Escrow Account or as to whom any of said funds are to be delivered, the Escrow Agent shall not be required to make any delivery, but in such event the Escrow Agent may hold the same until receipt by the Escrow Agent of an authorization in writing, signed by the Company and the Investor, directing the disposition of the such funds, or in the absence of such authorization, the Escrow Agent may hold the funds held in the Escrow Account until the final determination of the rights of the Investor and the Company in an appropriate proceeding.  The Escrow Agent may at any time, but shall not be required to, file an action in interpleader to resolve any disagreement in a court of competent jurisdiction.  The Escrow Agent shall be indemnified, jointly and severally, by the Company and the Investor for all reasonable costs and reasonable attorneys’ fees (both trial and appellate) incurred in its capacity as escrow agent in connection with any such interpleader action and shall be fully protected in suspending all or part of its activities under this Agreement until a judgment in the interpleader action is entered and becomes final.

(h)

Consultation with Counsel.  The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection to act in accordance with the opinion of such counsel as to any matters in connection with this Agreement to the extent that any act or failure to act undertaken on the advice of counsel is undertaken in good faith and is not contrary to the specific provisions of this Agreement.  The Escrow Agent shall not be liable for (i) any action taken in reliance upon the advice of counsel and in good faith or (ii) any mistakes of fact or errors of judgment, or for any acts or omissions of any kind or any

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matter or thing arising out of its conduct hereunder, unless any of such actions, omissions or mistakes are caused by its gross negligence or willful misconduct.

(i)

Termination of Agreement and Resignation of Escrow Agent.

(A)

This Agreement shall terminate on the final disposition of the monies and property held in the Escrow Account hereunder, provided that the rights of the Escrow Agent and the obligations of the other parties hereto under Sections 8 (d), (e), (f), (g) and (h) shall survive the termination hereof.

(B)

The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by giving the Company and the Investor at least 3 days’ prior written notice thereof, provided that, except as set forth below, a new escrow agent is appointed by the Investor with the consent of the Company, which shall not be unreasonably withheld.  As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the Investor all funds held hereunder upon presentation of the document appointing the new escrow agent and its acceptance thereof.  If no new escrow agent is so appointed within the 10-day period following such notice of resignation, the Escrow Agent may deposit the aforesaid funds with any court it deems appropriate and shall so notify the Company and the Investor.

(j)

Form of Payments by Escrow Agent.  All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

(k)

Compensation of Escrow Agent.  No fee shall be paid to the Escrow Agent for the services to be rendered as an escrow agent by the Escrow Agent hereunder.

(l)

Notices.  All notices, requests, demands and other communications provided for herein shall be in writing, shall be delivered facsimile transmission (with printed confirmation of receipt); shall be deemed given when received; and shall be addressed to the parties hereto at their respective address listed above or on the signature page hereto, or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

(m)

Further Assurances.  From time to time on and after the date hereof, the Company and/or the Investor shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

CONFIDENTIAL

(n)

Closing.  The closing (the "Closing") of the Offering shall take place on the date which the Offering Closing Conditions are satisfied.  The date upon which the Closing actually occurs is referred to herein as the “Closing Date”.

9.

Miscellaneous.  This Agreement is not assignable by the Investor without the consent of the Company.  The representations and warranties made by the Investor in this Subscription Agreement shall survive the closing of the transactions contemplated hereby and any investigation made by the Company or its agents.  This Agreement may be executed in one or more counterparts and my be delivered by facsimile transmission or by email transmission in PDF format, all of which together shall constitute one instrument, and shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Date: _____________, 2011

Amount of Subscription:

$____________________________

Number of Units: ____________

INVESTOR:

__________________________________________

(Signature)

__________________________________________

(Print Name; First, Middle, Last)

Address of Investor:

_____________________________

_____________________________

_____________________________

Telephone Number:

(_____) _______________

Facsimile Number:

(_____) _______________

U.S. Taxpayer Identification or

Social Security Number:

_____-_____-_____

[Sugarmade, Inc. Subscription Agreement Signature Page]

CONFIDENTIAL

ACCEPTANCE OF SUBSCRIPTION

Sugarmade, Inc., a California corporation, hereby accepts the above subscription for $________________/_____________ units of the Company.

______________________________________

Scott Lantz, Chief Executive Officer

CONFIDENTIAL

FORM W-9

TO BE COMPLETED AND SIGNED BY OR ON BEHALF OF ALL SUBSCRIBERS:

SUBSTITUTE FORM W-9

Department of the Treasury

Internal Revenue Service

Request for Taxpayer

Identification Number ("TIN")

Part 1 -

Please provide your TIN below and certify by signing and dating below.

Social Security Number or Employer Identification Number:

Part 2 -

Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

Part 3 -

Check the box if you are awaiting your TIN.

CERTIFICATION -- Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.

Signature

Date:

CONFIDENTIAL

ENTITY CERTIFICATE

TO BE COMPLETED AND SIGNED ON BEHALF OF A SUBSCRIBER THAT IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, ESTATE OR OTHER ENTITY ONLY:

ENTITY CERTIFICATE

Name of corporation, partnership, limited liability company, trust, estate or other entity:

_________________________________ ("Subscriber")

The undersigned, a duly authorized director, officer, general partner, trustee, executor or other similar functionary of Subscriber, acting for and on behalf of Subscriber, being thereunto duly authorized, hereby certifies to the Company, as follows:

.

Subscriber has been duly formed, is validly existing, and has full power and authority to invest in the Securities issued by the Company, to execute and deliver the Sugarmade, Inc. Subscription Agreement (the "Agreement") to which this Entity Certificate is attached, and to perform its obligations thereunder.

.

Subscriber has taken all action necessary to authorize the execution and delivery of the Agreement and the performance of its obligations thereunder.

.

The Agreement has been executed and delivered by a duly authorized director, officer, general partner, member, manager, trustee, executor or other similar functionary of Subscriber and upon acceptance by the Company, the Agreement will be a valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its terms.

.

Attached hereto is a true and complete copy of the articles or certificate of incorporation (if Subscriber is a corporation), the partnership agreement (if Subscriber is a partnership), the limited liability company agreement (if Subscriber is a limited liability company), the trust agreement (if Subscriber is a trust), the letters testamentary (if Subscriber is an estate), or other organizational document (if Subscriber is any other entity), and such organizational document is in full force and effect on the date hereof.

.

There are no pending or contemplated proceedings for the merger, consolidation, liquidation, sale of all or substantially all of the assets, or dissolution of Subscriber.

.

The execution and delivery of the Agreement and compliance by such Subscriber with its respective obligations thereunder, do not and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any

CONFIDENTIAL

lien, charge or encumbrance upon any property or assets of such Subscriber pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such Subscriber is a party or by which it may be bound or to which any of the property or assets of such Subscriber is subject, nor will such action result in any violation of the provisions of the organizational document of such Subscriber or any law, administrative regulation or administrative or court order or decree, and no authorization, approval, consent, registration, qualification, decree or order of or with any court or governmental authority, agency or official is required in connection with the execution, delivery or performance by such Subscriber of the Agreement.

.

Subscriber hereby voluntarily evidences its knowledge of the existence and contents of the Agreement and acknowledges that the Agreement and its investment in the Company is in the best interests of Subscriber and all persons having a beneficial interest therein.

This Entity Certificate is executed and delivered by Subscriber on ________________, 2011.

__________________________________________

Print name of entity

By:

Name:

Title:

CONFIDENTIAL

EXHIBIT A

FORM OF WARRANT

THIS WARRANT, AND ALL SHARES OF STOCK ISSUABLE UNDER THIS WARRANT, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").  SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

COMMON STOCK PURCHASE WARRANT

SUGARMADE, INC.

Warrant Shares:  _________

Issue Date: _________, 2011

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, __________________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after Issue Date above and on or prior to the close of business on the second anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from SugarMade, Inc., a California corporation (the “Company”), up to _______ shares (the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

1.

Definitions.  As used in this Agreement, the following terms shall have the meanings ascribed below:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended.

"Business Days" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the

W02-WEST:6JAM1\403215364.2	-1-

NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

"Transfer Agent" means any transfer agent hired by the Company to hold and maintain the Company's register for holders of its Common Stock.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

2.

Exercise.

(a)

Exercise of Warrant.  This Warrant may be exercised, in whole or in part, at any time or times on or after the Issue Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of (1) a duly executed facsimile copy of the Notice of Exercise Form annexed hereto and (2) delivering payment of the aggregate Exercise Price of the shares purchased in the Notice of Exercise Form by wire transfer or cashier’s check drawn on a United States bank.  The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within two Business Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b)

Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $1.50, subject to adjustment hereunder (the “Exercise Price”).

(c)

Mechanics of Exercise.

i.

Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and there is an effective Registration Statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise Form, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the first date on which all of the foregoing have been delivered to the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(v) prior to the issuance of such shares, having been paid.

ii.

Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the un-purchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.

Rescission Rights.  If the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then, the Holder will have the right to rescind such exercise.

iv.

No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.

Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this

Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi.

Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(d)

Holder’s Exercise Limitations.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including, without limitation, any other  Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   Upon the written or oral request of a Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(d) shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

3.

Certain Adjustments.

(a)

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or any other warrant or option issued by the Company), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)

Pro Rata Distributions.  If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with GAAP) or rights or warrants to subscribe for or purchase any security other than the Common Stock), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c)

Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(d) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(d) on the exercise of this Warrant).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  .

(d)

Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e)

Notice to Holder.

i.

Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.

Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

4.

Transfer of Warrant.

(a)

Transferability.  This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)

New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date set forth on the first page of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c)

Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d)

Understandings or Arrangements.

Such Holder is acquiring this Warrant as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Warrant (this representation and warranty not limiting such Holder’s right to sell the Warrant pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws.) Such Holder is acquiring this Warrant hereunder in the ordinary course of its business.

5.

Miscellaneous.

(a)

No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i).

(b)

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall include the posting of a bond if reasonably required by the Company), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c)

Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)

Authorized Shares.  The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(e)

No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.

(f)

Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to conflict of laws provisions.

(g)

Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.  Under no circumstances will this warrant be settled on a net cash basis.

(h)

Non-waiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies.  Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(i)

Notices.  All notices, requests, demands and other communications provided for herein shall be in writing, shall be delivered facsimile transmission (with printed confirmation of receipt); shall be deemed given when received; and shall be addressed to the Company at its principal corporate offices and to the Holder at the address on the Company's records, or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

(j)

Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(k)

Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and Holder.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SUGARMADE, INC.
By:__________________________________________ Scott Lantz Chief Executive Officer

NOTICE OF EXERCISE

TO:

SUGARMADE, INC.

(1)

The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.  Payment shall take be in lawful money of the United States

(2)

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: _______________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________

Name of Authorized Signatory: ___________________________________________________

Title of Authorized Signatory: ____________________________________________________

Date:_________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Signature:

_____________________________

Holder’s Address:

_____________________________

_____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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